Note 14 - Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 14:  INCOME TAXES

The components of (loss) earnings from continuing operations before income taxes and the related provision (benefit) for U.S. and other income taxes were as follows:

	Successor			Predecessor
(in millions)	Year Ended December 31, 2015	Year Ended December 31, 2014	Four Months Ended December 31, 2013	Eight Months Ended August 31, 2013
(Loss) earnings from continuing operations before income taxes:
U.S.	$(136)	$(151)	$(98)	$2,281
Outside the U.S.	138	102	43	125
Total	$2	$(49)	$(55)	$2,406
U.S. income taxes:
Current provision (benefit)	$1	$(2)	$3	$—
Deferred provision (benefit)	9	4	3	(3)
Income taxes outside the U.S.:
Current provision (benefit)	20	(1)	8	53
Deferred provision (benefit)	—	7	(8)	105
State and other income taxes:
Current provision	—	1	2	1
Deferred provision	—	1	—	—
Total provision	$30	$10	$8	$156

The differences between income taxes computed using the U.S. federal income tax rate and the provision for income taxes for continuing operations were as follows:

	Successor			Predecessor
(in millions)	Year Ended December 31, 2015	Year Ended December 31, 2014	Four Months Ended December 31, 2013	Eight Months Ended August 31, 2013
Amount computed using the statutory rate	$1	$(17)	$(18)	$842
Increase (reduction) in taxes resulting from:
State and other income taxes, net of federal	—	1	2	—
Unremitted foreign earnings	26	4	36	32
Impact of goodwill and intangible impairments	—	—	(3)	(22)
Operations outside the U.S.	25	95	72	(20)
Legislative rate changes	—	—	—	1
Valuation allowance	(83)	(127)	(106)	25
Tax settlements and adjustments, including interest	2	(5)	1	5
Discharge of debt and other reorganization related items	60	57	24	(722)
Other, net	(1)	2	—	15
Provision for income taxes	$30	$10	$8	$156

During 2013, a substantial portion of the Company’s pre-petition debt securities, revolving credit facility and other obligations were extinguished. Absent an exception, a debtor recognizes cancellation of indebtedness income (“CODI”) upon discharge of its outstanding indebtedness for an amount of consideration that is less than its adjusted issue price. The Internal Revenue Code of 1986, as amended (“IRC”), provides that a debtor in a bankruptcy case may exclude CODI from taxable income but must reduce certain of its tax attributes by the amount of any CODI realized as a result of the consummation of a plan of reorganization. The amount of CODI realized by a taxpayer is the adjusted issue price of any indebtedness discharged less the sum of (i) the amount of cash paid, (ii) the issue price of any new indebtedness issued and (iii) the fair market value of any other consideration, including equity, issued. As a result of the market value of equity upon emergence from chapter 11 bankruptcy proceedings, the estimated amount of U.S. CODI was approximately $705 million, which reduced the value of Kodak’s U.S. net operating losses that had a value of $2,495 million.  The actual reduction in tax attributes occurred on the first day of the Company’s tax year subsequent to the date of emergence, or January 1, 2014.

IRC Sections 382 and 383 provide an annual limitation with respect to the ability of a corporation to utilize its tax attributes, as well as certain built-in-losses, against future U.S. taxable income in the event of a change in ownership. The Debtors’ emergence from chapter 11 bankruptcy proceedings was considered a change in ownership for purposes of IRC Section 382. The limitation under the IRC is based on the value of the corporation as of the emergence date. However, the ownership changes and resulting annual limitation will result in the expiration of approximately $711 million of net operating losses, $567 million of foreign tax credits and $21 million of research and expenditure credits generated prior to the emergence date. The expiration of these tax attributes was fully offset by a corresponding decrease in Kodak’s U.S. valuation allowance, which results in no net tax provision.

During 2013, the KPP Global Settlement provided for the acquisition by the KPP of certain assets, and the assumption by the KPP of certain liabilities of Kodak’s Personalized Imaging and Document Imaging businesses (the “PI/DI Business”).  The underfunded position of the U.K. Pension Plan was approximately $1.5 billion.  Kodak Limited held a deferred tax asset related to the pension liability of $329 million.  As a result of the KPP Global Settlement in the period ended December 31, 2013 and the release from the pension liability to the KPP, Kodak Limited reversed the corresponding deferred tax asset.

During the eight months ended August 31, 2013, Kodak determined that it was more likely than not that a portion of its deferred tax assets outside the U.S. would not be realized due to changes in the business resulting from the KPP Global Settlement and the related sale of the Business. As a result, Kodak recorded a tax provision of $100 million associated with the establishment of a valuation allowance on those deferred tax assets.

Additionally, during the eight months ended August 31, 2013, Kodak determined that it was more likely than not that a portion of the deferred tax assets outside the U.S. would not be realized due to the change in Kodak’s business as a result of restructuring associated with the emergence from bankruptcy and accordingly, recorded a tax provision of $46 million associated with the establishment of a valuation allowance on those deferred tax assets.

	As of December 31,
(in millions)	2015	2014
Deferred tax assets
Pension and postretirement obligations	$187	$221
Restructuring programs	3	5
Foreign tax credit	314	258
Inventories	14	20
Investment tax credit	80	100
Employee deferred compensation	46	43
Depreciation	62	45
Research and development costs	188	232
Tax loss carryforwards	380	355
Other deferred revenue	13	13
Other	112	111
Total deferred tax assets	$1,399	$1,403

Deferred tax liabilities

Leasing	$1	$7
Goodwill/Intangibles	49	51
Unremitted foreign earnings	121	176
Total deferred tax liabilities	171	234
Net deferred tax assets before valuation allowance	1,228	1,169
Valuation allowance	1,201	1,127
Net deferred tax assets	$27	$42

Deferred tax assets (liabilities) are reported in the following components within the Consolidated Statement of Financial Position:

	As of December 31,
(in millions)	2015	2014
Deferred income taxes (current)	$22	$31
Deferred income taxes (non-current)	23	38
Other current liabilities	—	(1)
Other long-term liabilities	(18)	(26)
Net deferred tax assets	$27	$42

As of December 31, 2015, Kodak had available domestic and foreign net operating loss carry-forwards for income tax purposes of approximately $1,565 million, of which approximately $481 million have an indefinite carry-forward period.  The remaining $1,084 million expire between the years 2016 and 2035.  As of December 31, 2015, Kodak had unused foreign tax credits and investment tax credits of $314 million and $80 million, respectively, with various expiration dates through 2030.  Utilization of post-emergence net operating losses and tax credits may be subject to limitations in the event of significant changes in stock ownership of the Company in the future.

The undistributed earnings of Kodak’s foreign subsidiaries are not considered permanently reinvested.  Kodak has a deferred tax liability (net of related foreign tax credits) of $102 million and $159 million on the foreign subsidiaries’ undistributed earnings as of December 31, 2015 and 2014, respectively.  Kodak has recorded a deferred tax liability of $19 million and $17 million for the potential foreign withholding taxes on the undistributed earnings as of December 31, 2015 and 2014, respectively.

Kodak’s valuation allowance as of December 31, 2015 was $1,201 million.  Of this amount, $266 million was attributable to Kodak’s net deferred tax assets outside the U.S. of $344 million, and $935 million related to Kodak’s net deferred tax assets in the U.S. of $884 million, for which Kodak believes it is not more likely than not that the assets will be realized.

Kodak’s valuation allowance as of December 31, 2014 was $1,127 million.  Of this amount, $315 million was attributable to Kodak’s net deferred tax assets outside the U.S. of $400 million, and $812 million related to Kodak’s net deferred tax assets in the U.S. of $769 million, for which Kodak believes it is not more likely than not that the assets will be realized.

The net deferred tax assets in excess of the valuation allowance of approximately $27 million and $42 million as of December 31, 2015 and December 31, 2014, respectively, relate primarily to net operating loss carry-forwards, certain tax credits, and pension related tax benefits for which Kodak believes it is more likely than not that the assets will be realized.

Accounting for Uncertainty in Income Taxes

A reconciliation of the beginning and ending amount of Kodak’s liability for income taxes associated with unrecognized tax benefits is as follows:

	Successor			Predecessor
(in millions)	Year Ended December 31, 2015	Year Ended December 31, 2014	Four Months Ended December 31, 2013	Eight Months Ended August 31, 2013
Balance as of January 1	$92	$106	$107	$57
Tax positions related to the current year:
Additions	1	2	—	68
Tax Positions related to prior years:
Additions	—	1	2	1
Reductions	(7)	(14)	(3)	(17)
Settlements with taxing jurisdictions	—	(1)	—	(2)
Lapses in Statute of limitations	(1)	(2)	—	—
Balance as of December 31	$85	$92	$106	$107

Kodak’s policy regarding interest and/or penalties related to income tax matters is to recognize such items as a component of income tax (benefit) expense. Kodak had approximately $21 and $18 million of interest and penalties associated with uncertain tax benefits accrued as of December 31, 2015 and 2014, respectively.

If the unrecognized tax benefits were recognized, they would favorably affect the effective income tax rate in the period recognized.  Kodak has classified certain income tax liabilities as current or noncurrent based on management’s estimate of when these liabilities will be settled.  The current liabilities are recorded in Other current liabilities in the Consolidated Statement of Financial Position.  Noncurrent income tax liabilities are recorded in Other long-term liabilities in the Consolidated Statement of Financial Position.

It is reasonably possible that the liability associated with Kodak’s unrecognized tax benefits will increase or decrease within the next twelve months.  These changes may be the result of settling ongoing audits or the expiration of statutes of limitations.  Such changes to the unrecognized tax benefits could range from $0 to $10 million based on current estimates.  Audit outcomes and the timing of audit settlements are subject to significant uncertainty.  Although management believes that adequate provision has been made for such issues, there is the possibility that the ultimate resolution of such issues could have an adverse effect on the earnings of Kodak.  Conversely, if these issues are resolved favorably in the future, the related provision would be reduced, thus having a positive impact on earnings.

During 2014, Kodak reached a settlement outside of the U.S. and settled an audit for calendar year 2003. Kodak originally recorded liabilities for uncertain tax positions (“UTPs”) totaling $8 million (plus interest of approximately $2 million). The settlement resulted in a reduction in Other current liabilities and the recognition of a $10 million tax benefit.

During 2013, Kodak paid $2 million associated with the resolution of $17 million of various state and local tax claims that were agreed upon through the bankruptcy process.   In addition, Kodak established a $64 million liability for unrecognized tax benefits associated with the Company’s adoption of the Plan of Reorganization.

Kodak is subject to taxation and files income tax returns in the U.S. federal jurisdiction and in many state and foreign jurisdictions.  Kodak has substantially concluded all U.S. federal and state income tax matters for years through 2011 with respective tax authorities.  With respect to countries outside the U.S., Kodak has substantially concluded all material foreign income tax matters through 2008 with respective foreign tax jurisdiction authorities.